UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CAPSTONE HOLDING CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

www.investorvote.com/CAPS Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/CAPS. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. Online Go to www.investorvote.com/CAPS or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Capstone Holding Corp. Shareholder Meeting to be Held on November 18, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of 2025 Annual Meeting of Stockholders, Proxy Statement, and 2024 Annual Report to Stockholders are available at: 0472MB When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 3, 2025 to facilitate timely delivery. 2 N O T Votes submitted electronically must be received by 11 : 59 p . m . Central Time, on November 17 , 2025 . MMMMMMMMMMMM MMMMMMMMM 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C 1234567890 C O Y MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/CAPS. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Capstone Holding Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 3, 2025. Shareholder Meeting Notice Capstone Holding Corp.’s Annual Meeting of Shareholders will be held on Tuesday, November 18, 2025 at 12:00 pm ET, virtually via the Internet at https://meet.goto.com/648024589. Phone number: US: +1 (872) 240 - 3212. Access code: 648 - 024 - 589. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR Proposal Nos. 1, 2, 3, 4, 5, 7 and 8, and THREE YEARS on Proposal 6: 1. Elect two directors as Class I directors to the Board of Directors of Capstone Holding Corp. to hold office until the next annual meeting of shareholders or until each of their successors are elected and qualified. 1. - Elwood D. Howse, Jr. 2. - Fredric J. Feldman, Ph.D. 2. To ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve, a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary, pursuant to an agreement and plan of merger, resulting in the Nevada subsidiary as the surviving company and the Articles of Incorporation and Bylaws of the surviving company shall become the Articles of Incorporation and Bylaws of the Company. 4. To approve the Capstone Holding Corp. 2025 Stock Incentive Plan. 5. To approve, on a non - binding advisory basis, the compensation of our named executive officers. 6. To approve, on a non - binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. 7. To approve possible future payments to Nectarine Management LLC 8. To approve and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.